UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 9, 2021

MECHANICAL TECHNOLOGY, INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-06890	14-1462255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

325 Washington Avenue Extension Albany, New York	12205
(Address of registrant’s principal executive office)	(Zip code)

(518) 218-2550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value	MKTY	The Nasdaq Capital Market, LLC

$0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Mechanical Technology, Inc. (the “Company”) held its annual meeting of the stockholders (the “Annual Meeting”) on Wednesday, June 9, 2021. There were 8,002,520 shares of common stock, par value $0.001 per share (the “Common Stock”), represented in person or by proxy at the Annual Meeting, constituting approximately 80.91% of the outstanding shares of Common Stock on April 14, 2021, the record date for the Annual Meeting (the “Record Date”), and establishing a quorum. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal One: Election of two directors to serve for a three-year term ending at the Company’s annual meeting of stockholders to be held in 2024.

Name	Votes For	Votes Withheld	Broker Non-Votes
Edward R. Hirschfield	5,475,819	62,590	2,464,111
William P. Phelan	5,167,017	371,392	2,464,111

All nominees were duly elected.

Proposal Two: Ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm beginning April 28, 2021 through the period ending December 31, 2021.

Votes For	Votes Against/ Withheld	Abstain	Broker Non-Votes
7,878,550	113,576	10,394	-

The appointment of UHY LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2021 was ratified.

Proposal Three: Approval of an amendment to the Company’s Articles of Incorporation, to increase the maximum number of directors constituting the entire Board of Directors of the Company from nine to 10 directors.

Votes For	Votes Against/ Withheld	Abstain	Broker Non-Votes
7,574,072	423,040	5,408	-

The amendment to the Articles of Incorporation to increase the maximum number of directors constituting the entire Board of Directors of the Company from nine to 10 directors, was approved.

Proposal Four: Approval of a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers.

Votes For	Votes Against/ Withheld	Abstain	Broker Non-Votes
5,383,280	148,385	6,744	2,464,111

Proposal Five: Approval of a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation.

1 Year	2 Years	3 Years	Abstain
5,463,021	20,941	48,505	5,942

The advisory (non-binding) vote approved the frequency of voting on executive compensation to be every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2021	MECHANICAL TECHNOLOGY, INCORPORATED

	By:	/s/ Jessica L. Thomas
Name: Jessica L. Thomas Title: Chief Financial Officer